Acquisition	6 Months Ended
Sep. 30, 2017
Business Combinations [Abstract]
Acquisition

12. Acquisition

Fiscal Year 2017 Acquisition

iSheriff, Inc.

On November 21, 2016, the Company entered into an Asset Purchase Agreement (APA) to purchase substantially all of the assets of iSheriff, Inc. (iSheriff), a cloud-based security provider. This acquisition is expected to provide Mimecast’s customers additional real-time email threat intelligence and detection expertise and complements the Company’s existing portfolio of email security, continuity and archiving solutions.

The purchase price of $6.2 million consisted of a cash payment of approximately $5.6 million, subject to certain adjustments, and $0.6 million in purchase price held back in respect of claims for indemnification for one year from the purchase date. Additionally, the APA includes contingent consideration related to a discretionary purchase price in the amount of $2.0 million which is payable at the sole and absolute discretion of the Company on the one year anniversary of the purchase date. The Company considers the payment of the discretionary purchase price to be remote and has determined the fair value of contingent consideration to be zero.

The acquisition of iSheriff has been accounted for as a business combination and, in accordance with ASC 805, Business Combinations, the Company has recorded the assets acquired and liabilities assumed at their respective fair values as of the acquisition date. The following table summarizes the estimated fair value of assets acquired and liabilities assumed:

Fair value of assets acquired and liabilities assumed:
Prepaid expenses	$65
Accounts receivable	196
Intangible assets	1,654
Goodwill	5,142
Total assets acquired	7,057
Deferred revenue	(796)
Accrued liabilities	(77)
Total fair value of assets acquired and liabilities assumed	$6,184

Pro Forma Financial Information (unaudited)

The following unaudited pro forma information presents the condensed combined results of operations of the Company and iSheriff for the three and six months ended September 30, 2016 as if the acquisition of iSheriff had been completed on April 1, 2015. These pro forma condensed consolidated financial results have been prepared for comparative purposes only and include certain adjustments that reflect pro forma results of operations such as fair value adjustments (step-downs) for deferred revenue, reversal of revenues and costs directly attributable to products not acquired, increased amortization for the fair value of acquired intangible assets and adjustments to eliminate transaction costs incurred by the Company and iSheriff.

The unaudited pro forma results do not reflect any operating efficiencies or potential cost savings which may result from the consolidation of the operations of the Company and iSheriff. Accordingly, these unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of the results of operations that would have been achieved had the acquisition occurred as of April 1, 2015, nor are they intended to represent or be indicative of future results of operations:

	Three months ended	Six months ended
	September 30, 2016	September 30, 2016
Revenue	$44,775	$86,601
Net loss	(308)	(1,205)

Basic and diluted net loss per share	$(0.01)	$(0.02)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	54,636	54,462